BLACKROCK ALLOCATION TARGET SHARES

Series P Portfolio

(the “Fund”)

Supplement dated February 19, 2014 to the

Prospectus dated July 29, 2013

Effective February 19, 2014, the Fund’s Prospectus is amended as set forth below:

The third paragraph in the section of the Prospectus entitled “Fund Overview — Key Facts About BATS: Series P Portfolio — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund will seek to pursue its investment objective primarily by engaging in short sales of U.S. Treasury securities and by investing in derivative instruments that provide returns that are inverse to those available by investing directly in U.S. Treasury securities. Derivative instruments that the Fund may invest in include, but are not limited to, futures (including U.S. Treasury futures), options, forward contracts and/or swaps, including interest rate swaps, swaptions and total return swaps.

The third paragraph in the section of the Prospectus entitled “Details About the Funds — How a Fund Invests — BATS: Series P Portfolio — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund will seek to pursue its investment objective primarily by engaging in short sales of U.S. Treasury securities and by investing in derivative instruments that provide returns that are inverse to those available by investing directly in U.S. Treasury securities. Derivative instruments that the Fund may invest in include, but are not limited to, futures (including U.S. Treasury futures), options, forward contracts and/or swaps, including interest rate swaps, swaptions and total return swaps.

Shareholders should retain this Supplement for future reference.

PRO-BATS-0214SUP